                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of Shelbourne Properties III, Inc. on Form S-4 of our report dated March 17, 1999 appearing in the Annual Report on Form 10-K of High Equity Partners L.P. - Series 88 for the year ended December 31, 1998.

DELOITTE & TOUCHE LLP

Stamford, Connecticut
February 11, 2000